UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-16214	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1373 Broadway, Albany, New York	12204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 445-2200

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Company is filing this amendment to Form 8-K filed with the Securities and Exchange Commission on February 11, 2008, for the purpose of amending Exhibit 99.1.

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2008, Albany International issued a news release reporting fourth quarter 2007 financial results. On February 11, 2008, the Company issued a corrected version of the release. The corrected version is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being furnished herewith:

                99.1          News release dated February 8, 2008 reporting fourth quarter 2007 financial results (corrected version).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

		By:	/s/ Michael C. Nahl
			Name:	Michael C. Nahl
Date:	February 11, 2008		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated February 8, 2008 reporting fourth quarter 2007 financial results (corrected version).